UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 7, 2020
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

15147 N. Scottsdale Road, Suite H300
Scottsdale, Arizona	85254-2494
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (480) 530-3000
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
Financial Results for the Quarter Ended March 31, 2020
Universal Electronics Inc. ("UEI") issued a press release reporting financial results for the quarter ended March 31, 2020.
A copy of UEI's press release is attached as Exhibit 99 and incorporated by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report.
Exhibit 99    Press Release issued on May 7, 2020, reporting financial results for the quarter ended March 31, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: May 7, 2020	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99	Press Release Dated May 7, 2020

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